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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                ---------------


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): March 2, 2004


                          THE MAJESTIC STAR CASINO, LLC
                     THE MAJESTIC STAR CASINO CAPITAL CORP.
             (Exact name of Registrant as Specified in its Charter)



           INDIANA                   333-06489               43-1664986
           INDIANA                                           35-2100872
(State or Other Jurisdiction        (Commission             (IRS Employer
      of Incorporation)             File Number)          Identification No.)

                         301 FREMONT STREET, 12TH FLOOR
                             LAS VEGAS, NEVADA 89101
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (702) 388-2224

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  EXHIBITS.

Exhibit No.       Description

99 Earnings Press Release for the quarter and year ended December 31, 2003, issued March 2, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        On March 2, 2004, the Registrant issued a press release setting forth its financial results for the fourth quarter and year ended December 31, 2003. This press release is being furnished pursuant to Item 12 of Form 8-K. The full text of the press release is filed as Exhibit 99 to this Form 8-K and is incorporated herein by reference. The press release is also available on the Registrant's website which is www.majesticstar.com.










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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 2, 2004             THE MAJESTIC STAR CASINO, LLC


                              By:      /s/ Jon S. Bennett
                                       -----------------------------------------
                                       Jon S. Bennett, Vice President and Chief
                                       Financial Officer

                              THE MAJESTIC STAR CASINO CAPITAL CORP.


                              By:      /s/ Jon S. Bennett
                                       -----------------------------------------
                                       Jon S. Bennett, Vice President and Chief
                                       Financial Officer


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                                     EXHIBIT INDEX

Exhibit No.       Description


99 Earnings Press Release for the quarter and year ended December 31, 2003, issued March 2, 2004